0 A POWERFUL LEGACY, A FUTURE OF GROWTH November 3, 2009 Exhibit 99.1

Forward Looking Statements
CAUTIONARY STATEMENTS
Under the Private Securities Litigation Reform Act of 1995
Statements in this presentation that are not historical, including but not limited to those regarding the consummation of the proposed transaction between Stanley and Black & Decker and the realization of synergies in connection therewith, are “forward looking statements” and, as such, are subject to risk and uncertainty.
Stanley’s and Black & Decker’s ability to deliver the results as discussed in this presentation is based on current expectations and involves inherent risks and uncertainties, including factors listed below and other factors that could delay, divert, or change any of them, and could cause actual outcomes and results to differ materially from current expectations. In addition to the risks, uncertainties and other factors discussed in this presentation, the risks, uncertainties and other factors that could cause or contribute to actual results differing materially from those expressed or implied in the forward looking statements include, without limitation, those set forth in the “Risk
Factors” section, the “Legal Proceedings” section, the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” section and other sections of Stanley’s and Black & Decker’s Annual Reports on
Form 10-K and any material changes thereto set forth in any subsequent Quarterly Reports on Form 10-Q, those contained in Stanley’s and Black & Decker’s other filings with the Securities and Exchange Commission, and those set forth below.
Neither Stanley nor Black and Decker undertake any obligation to publicly update or revise any forward-looking statements to reflect events or circumstances that may arise after the date hereof.
Additional Information
The proposed transaction involving Stanley and Black & Decker will be submitted to the respective stockholders of Stanley and Black & Decker for their consideration.  In connection with the proposed transaction,
Stanley will file with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 that will include a joint proxy statement of Stanley and Black & Decker that will also constitute a prospectus of
Stanley. Investors and security holders are urged to read the joint proxy statement/prospectus and any other relevant documents filed with the SEC when they become available, because they will contain important information. Investors and security holders may obtain a free copy of the joint proxy statement/prospectus and other documents (when available) that Stanley and Black & Decker file with the SEC at the
SEC’s website at www.sec.gov and Stanley’s website related to the transaction at www.stanleyblackanddecker.com.  In addition, these documents may be obtained from Stanley or Black & Decker free of charge by directing a request to Investor Relations, The Stanley Works, 1000 Stanley Drive, New Britain, CT 06053, or to Investor Relations, The Black & Decker Corporation, 701 E. Joppa Road, Towson, Maryland 21286, respectively.
Stanley, Black & Decker and certain of their respective directors and executive officers may be deemed to be participants in the proposed transaction under the rules of the SEC. Investors and security holders may obtain information regarding the names, affiliations and interests of Stanley’s directors and executive officers in Stanley’s Annual Report on Form 10-K for the year ended January 3, 2009, which was filed with the SEC on February 26,
2009, and its proxy statement for its 2009 Annual Meeting, which was filed with the SEC on March 20, 2009.  Investors and security holders may obtain information regarding the names, affiliations and interests of Black & Decker’s directors and executive officers in Black & Decker’s Annual Report on Form 10-K for the year ended December 31, 2008, which was filed with the SEC on February 17, 2009, and its proxy statement for its 2009 Annual Meeting, which was filed with the SEC on March 16, 2009. These documents can be obtained free of charge from the sources listed above. Additional information regarding the interests of these individuals will also be included in the joint proxy statement/prospectus regarding the proposed transaction when it becomes available.
Non-Solicitation
A registration statement relating to the securities to be issued by Stanley in the proposed transaction will be filed with the SEC, and Stanley will not issue, sell or accept offers to buy such securities prior to the time such registration statement becomes effective.  This document shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of such securities, in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to appropriate registration or qualification under the securities laws of such jurisdiction.
These factors include but are not limited to the risk that regulatory and stockholder approvals of the transaction are not obtained on the proposed terms and schedule; the future business operations of Stanley or Black & Decker will not be successful; the risk that the proposed transaction between Stanley and Black & Decker will not be consummated; the risk that Stanley and Black & Decker will not realize any or all the risk that of the anticipated benefits from the transaction; the risk that cost synergy, customer retention and revenue expansion goals for the transaction will not be met and that disruptions from the transaction will harm relationships with customers, employees and suppliers; the risk that unexpected costs will be incurred; the outcome of litigation (including with respect to the transaction) and regulatory proceedings to which Stanley and Black & Decker may be a party; pricing pressure and other changes within competitive markets; the continued consolidation of customers particularly in consumer channels;
inventory management pressures on Stanley’s and Black & Decker’s customers; the impact the tightened credit markets may have on Stanley or  Black & Decker or customers or suppliers; the extent to which
Stanley or Black & Decker has to write off accounts receivable or assets or experiences supply chain disruptions in connection with bankruptcy filings by customers or suppliers; increasing competition;
changes in laws, regulations and policies that affect Stanley or Black & Decker, including, but not limited to trade, monetary, tax and fiscal policies and laws; the timing and extent of any inflation or deflation in
2009 and beyond; currency exchange fluctuations; the impact of dollar/foreign currency exchange and interest rates on the competitiveness of products and Stanley’s and Black & Decker’s debt programs; the strength of the U.S. and European economies; the extent to which world wide markets associated with homebuilding and remodeling continue to deteriorate; the impact of events that cause or may cause disruption in Stanley’s or Black & Decker’s manufacturing, distribution and sales networks such as war, terrorist activities, and political unrest; and recessionary or expansive trends in the economies of the world in which Stanley or Black & Decker operates, including but not limited to the extent and duration of the current recession in the US economy.

2 2 Chairman & Chief Executive Officer The Stanley Works John F. Lundgren Chairman, President & Chief Executive Officer The Black & Decker Corporation Nolan D. Archibald

TOOLS
STANLEY
BOX OF THE

DEWALT

STANLEY

1921 1926 1960 1984 2000

• Established In 1843 By Frederick Trent
Stanley, Who Founded A Small
Hardware Manufacturing Shop In New
Britain, CT
• 166 Year Reputation For Product
Quality And Service
• 133 Years Of Consecutive Dividends
• World Class Hand Tools Portfolio
• Established In 1910 By S. Duncan
Black And Alonzo G. Decker, Who
Founded A Small Machine Shop In
Baltimore, MD
• 100 Year Reputation For Product
Innovation And Customer Focus
• 72 Years Of Consecutive Dividends
• World Class Power Tools Portfolio
Two Companies With Great Legacies
Rich and Enduring Histories

Compelling Strategic And Financial Benefits
Strategic Benefits Financial Benefits
A Global Leader In Hand and Power
Tools
Iconic Brand Portfolio – Over 250
Years Of Combined History
Greater Scale In Hand And Power
Tools & Storage, Mechanical
Security, And Engineered Fastening
World Class Innovation Process
Global Low Cost Sourcing And
Manufacturing Platforms
Additional Presence In High-Growth
Emerging Markets
Highly Accretive To EPS;
Approximately $1.00 Per Share
Projected By Year 3
$350M In Cost Synergies Annually
Opportunity For Margin Improvement
Free Cash Flow Of Approximately
$1.0B And Over $1.5B In EBITDA By
Year 3
Increased Resources To Invest In
Security Solutions, Engineered
Fastening And Other High-Growth
Platforms
Strong Balance Sheet

Transaction Highlights
Exchange Ratio
Fixed Ratio Of 1.275 Shares Of SWK For Each Share Of BDK
Implied 22.1% Premium To BDK As Of 10/30/09
Ownership
50.5% Stanley / 49.5% Black & Decker
Accretion
EPS Accretion Of Approximately $1.00 Per Share Projected By Year 3
Synergies
$350M Cost Synergies Annually, Fully Realized Within 3 Years
Board of Directors
9 Directors From Stanley / 6 Directors From Black & Decker
Nolan D. Archibald, Executive Chairman
Management Team
John F. Lundgren, President & CEO
James M. Loree, EVP & COO
Donald Allan, Jr., SVP & CFO
Company Name
Stanley Black & Decker
Headquarters
Corporate HQ In New Britain, CT / Power Tools HQ In Towson, MD
Transaction Close
Expected In The First Half Of 2010
Transaction Currently Valued At Approximately $4.5B

STANLEY

- STANLEY FatMax
- STANLEY BOSTITCH
- STANLEY Security Solutions
- SONITROL VERIFIED ELECTRONIC SECURITY
- STANLEY BEST ACCESS SYSTEMS
- FACOM
- STANLEY PROTO
- MAC TOOLS
- STANLEY Vidmar

BLACK & DECKER

- DEWALT
- DELTA
- PORTER CABLE
- Emhart Teknologies
- BALDWIN
- Kwikset
- WEISER LOCK
- Price Pfister™

STANLEY BLACK & DECKER

6 Highly Complementary Iconic Brands World- Class Brand Portfolio Well Known Brands Across All Segments CDIY Security Industrial Industrial Engineered Fastening Hardware & Home Improvement

STANLEY

BLACK & DECKER

STANLEY
FatMax
24V
DEWALT

STANLEY BLACK & DECKER

7 Comprehensive Product Offering No Significant Product Line Overlap

Attractive Positions In Markets And Channels Worldwide
Operations In 45 Countries With Strong Positions In
North America, Europe, Middle East and Latin America
Growing Presence In Emerging Markets Including Asia
& Eastern Europe
Outstanding Access To Key End Markets
Including Industrial, Construction, Automotive
Repair and DIY
An Industry Leading Array Of Products & Services
Branded Hand Tools & Storage
Cordless And Corded Power Tools & Accessories
Mechanical Security & Hardware
Electronic Security Systems & Services
Engineered Fastening Systems
Superior Track Record Of Innovation
Laser Focus On End Users
Strong Value Propositions
Compatible Cultures
Robust New Product Pipeline & Continued
Commitment To Focused R&D
World Class Operations And Global Sourcing
Stanley Fulfillment System Operating Model
Low Cost Country Manufacturing & Sourcing
Overlapping Physical Distribution Systems
Committed To Best-In-Class Working Capital Efficiency
Compelling Strategic Combination

9 Executive Vice President & Chief Operating Officer, The Stanley Works James M. Loree

Consistent With Strategic Objectives
Stanley Strategic Framework
In Place Since 2004
Be A Consolidator Of The Tool Industry
Increase Relative Weighting Of Emerging Markets
Be Selective and Operate In Markets Where:
Brand Is Meaningful (Stanley Or Sub-Brand)
Value Proposition Is Definable And Sustainable
Through Innovation
Global Cost Leadership Is Achievable
Pursue Growth On Multiple Fronts Through:
Building On Existing Growth Platforms
Developing New Growth Platforms Over Time
Accelerate Progress Via Stanley Fulfillment System
Increased Scale In Hand And Power Tools
Greater Presence In Latin America, Middle
East and Eastern Europe
Significant Brand Equity
Extensive Array of High Value-Added
Products And Strong Culture Of Innovation
Bringing Together Two Cost Leaders
Increased Size And Scale
Adds Attractive New Engineered Fastening
Growth Platform
Maintain Portfolio Transition Momentum
Strategic Benefits Of
Combination
Approximately $1B In Free Cash Flow Annually To Build Growth Platforms

Growth Platforms
Existing Growth Platforms
1. Convergent Security
2. Mechanical Security
3. Industrial & Automotive Tools
New Growth Platforms
4. Engineered Fastening
5. Healthcare
6. Infrastructure
Capital Focused On Driving Growth Within
Both Core and New Platforms…
Build Out Existing Platforms
Expand Into Adjacent Markets
Grow Through Acquisitions
Expand Existing Platforms
Grow Organically
Expand Internationally Via Acquisitions
New

Long-Term Capital Allocation Strategy
Long-Term Capital Allocation Objectives
Target Strong Investment Grade Credit
Rating
Invest Approximately 2/3 In Acquisitions
And Growth
Return Approximately 1/3 To
Shareholders
Committed To Continued Dividend
Growth
Capital Allocation Strategy Supports Strong Balance Sheet,
Shareholder Returns & Continued Growth
Capital Allocation Objectives Remain Intact
Share
Repurchase 1/6
Acquisitions 2/3
Dividends 1/6

A Diversified Global Leader
Revenue by
Segment
Revenues Remain Diversified…
Industrial
24%
Largest Customer 22% ~6% ~12%
U.S. Home Centers
& Mass Merchants
40% ~13% ~24%
2002
2008
Pro Forma
Back to
Stanley 2006
Levels
…With 49% In CDIY
Stanley
2009E Revenue: $3.7B*
Black & Decker
2009E Revenue: $4.7B*
Security
42%
CDIY
34%
Fastening & Assembly Systems
11%
Hardware & Home
Improvement
16%
Pro Forma
2009E Revenue: $8.4B
Power Tools & Accessories
73%
Security
28%
CDIY
49%
Industrial
23%
$740M
$1B
$2.9B
Additive Revenue From
Black & Decker to Existing
Stanley Business Segments
*Source: Wall Street Estimates

IMPROVE
EXPAND
CONTROL
COMPLEXITY MANAGEMENT
SALES & OPERATIONS PLANNING
CUSTOMER VALUE
TRANSFORMATIONAL LEAN™
COMMON INFORMATION TECHNOLOGY PLATFORMS
DEVELOP PEOPLE

Working Capital Turns
Δ

STANLEY BLACK & DECKER

SFS Can Be Leveraged Across Black & Decker Platform…
Added Value of Stanley Fulfillment System (SFS)
…With The Potential To Generate Significant Cash Flow
From Higher Working Capital Turns
4.3x
5.0x
6.1x
3.7x
3.7x
4.1x
2006A 2007A 2008A
SWK
BDK 7.0x
6.0x
5.0x
4.0x
3.0x
2.0x
1.0x
0.0x
=
~$500M

15 Vice President & Chief Financial Officer, The Stanley Works Donald Allan Jr.

Successful Integration Track Record
4%
7%
14%
22% 22%
15%
28%
26%
25%
9%
16%
17%
National
Hardware
Best Access Facom HSM Sonitrol X-Mark
Pre-Acquisition Post-Integration
Proven Integration Process Drives
Significant Synergy Realization
Operating Margin %
Integration Plan For First 100 Days Finalized
Prior To Close
Consensus On Integration Plan With Both
Management Teams Prior To Close
Integration Management Team Rhythms
And Milestones Each Week
Experienced Integration Managers On Each
Team
In-Country Integration Teams Worldwide
Integration Process Best Practices
Yields  6% Margin
Improvement On
Average

Cost Synergy Drivers
Manufacturing And Distribution
Purchasing
Business Unit & Regional Integration
Corporate Overhead
Plant Footprint Consolidation
Distribution Network Consolidation
Direct And Indirect Materials
Freight
$350 Million Of Cost Synergies Identified (4% Of Pro Forma Sales)
One Time Cost To Achieve
$400M Over Three Years
One Time Cost Of $400 Million To Achieve
$0
$100
$200
$300
$400
Cost Synergies ($M)
$350M
Public Company Costs
Management, Facility And IT Integration
Management And Sales Force Integration
Regional Shared Service Consolidation
Corporate
Overhead
~$95M
Business Unit &
Regional Consolidation
~$135M
Purchasing
~$75M
Manufacturing &
Distribution
~$45M

Revenue Synergies
Cross-Selling Opportunities For Products Of
Both Companies In Mature Markets
Expanded Product Distribution Reach For
Both Companies
Increased Presence And Scale In Emerging
Markets Will Accelerate Penetration And
Growth
Increased Scope And Scale Of Innovation
Process Will Accelerate New Product
Development
Increased Cash Flow Will Allow Greater Re-
Investment In Existing Brands, Channels And
Operations
Combination Also Provides Substantial Revenue Synergy Potential
Any Realized Revenue Synergies Represent Additional Future Upside
To Financial Forecasts
Utilize Stanley’s Global Industrial And
Automotive Repair Channels To Sell
Additional DeWalt Power Tools
Distribute Stanley Hand Tools And
Hardware Through Black & Decker’s
Latin American Sales Force
Leverage Black & Decker’s Strong
Presence In The STAFDA
*
Channels
To Sell Additional Stanley Hand Tools
Specific Examples
* Specialty Tools & Fasteners Distributors Association

Pro Forma Financial Impact To Stanley
Year 1 Year 2 Year 3
Annual Cost
Synergies ($M)
$125 $250 $350
Pro Forma GAAP
EPS Accretion
($ per Fully
Diluted Share)
($3.25) - ($3.00) $0.25 - $0.35 $0.95 - $1.05
Pro Forma
Adjusted EPS
Accretion
($ per Fully
Diluted Share)
($0.45) - ($0.20) $0.50 - $0.60 $1.05 - $1.15
Pro Forma Cash
EPS Accretion
($ per Fully
Diluted Share)
($0.05) - $0.20 $0.90 - $1.00 $1.40 - $1.50
Highly Accretive Transaction Results In Approximately $5.00 Of EPS In
Year 3
Creates A Global
Leader With Pro
Forma 2009E
Revenues Of $8.4B
Free Cash Flow In
Year 3 To Be ~$1B
EBITDA Of $1.3B
Including Full Run-
Rate Synergies in
2009
Adjusted EPS           Cash EPS
• Annual Additional                    ~ $80-90M
Pre-Tax Intangible Amortization
GAAP EPS             Adjusted EPS
•
Costs To Achieve Synergies        $400M
(Yr 1 - $330M, Yr 2 - $50M, Yr 3 - $20M)
• Non-Cash Inventory Charge         $200M
(Yr 1 Only)
• Transaction/Other Expense          $70M
(Yr 1 Only)

Strong Credit Position
Standalone Combined
2009
Forecast
2009 PF
Forecast
Year 3 PF
Forecast
Synergies ($M) - - $350
EBITDA ($M) ~  $600 ~ $1,000 ~ $1,500
Free Cash Flow > $300 ~ $650 ~  $1,000
Debt/EBITDA 1.7x 2.9x ~1.4x
Total Debt / Capitalization ~ 30% ~ 30% ~ 25%
Current SWK
Standalone Credit
Rating:
S&P: A
Moody’s: A3
Fitch: A
Current BDK
Standalone Credit
Rating
S&P: BBB
Moody’s: Baa3
Fitch: BBB
A Strong Capacity To Maintain
A Conservative Financial Position…
…Will Create An Even Stronger Company With A Solid Foundation
Combined Company Credit Ratings Strong Investment Grade

$240
$400
$650
$300
$150
$277
$520
$250
$312
-$320
-$800
-$800-$800 -$800
-$500
-$500-$500 -$500
$(2,000)
$(1,500)
$(1,000)
$(500)
$-
$500
$1,000
2010 2011 2012 2013 2014 2015 2016 … 2028 2029 2030 2045
Liquidity
Post Closing
Forecast
Forecasted Cash Position $1.0B
Existing Stanley Committed Credit
Facilities Expiring 2013
$.8B
Planned New Credit Facilities $.5B - $.75B
Stanley’s Stock Purchase Contract
Maturing Q2 2010
$.32B
Total Near Term Liquidity $2.62B - $2.87B
Ample Liquidity To Meet The Needs Of The New Company
Debt Maturities
Combined Debt Maturities ($M)
Near Term Liquidity Sources
New Credit Facility
(Assumes 364day Renewed Annually)
SWK Credit Facility
SWK Stock Purchase Contract
SWK
BDK
Note: 2010 Maturities includes forecasted Y/E short term debt of SWK and
BDK as well as acceleration of $175MM of BDK term debt

Consistent With Stanley’s Financial Objectives
Sales Growth
3-5% Organic
~10% Total
Financial Performance
Mid-Teens % EPS Growth
FCF > Net Income
ROCE In The Range Of 12-15%
Dividend
Continued Growth
Credit Rating
Strong Investment Grade
Stanley’s Financial Objectives
In Place Since 2004

23 Chairman & Chief Executive Officer, The Stanley Works John F. Lundgren

Unique Opportunity
Complementary Global Product Offerings
Comprehensive Array Of Iconic Brands
Enhances Core Strengths Of Each Company
Creates Stronger Global Company
Shared Commitment To Operational Excellence
Substantial Synergy Opportunities
Combination Of Two Outstanding Companies

25 A POWERFUL LEGACY, A FUTURE OF GROWTH